ADALTA INTERNATIONAL FUND (the “Fund”)

Supplement dated April 8, 2019 to the Prospectus dated August 1, 2018

1.	The Shareholder Fees table on page 1 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee (as a percentage of amount redeemed, if applicable)	None

2.	The section entitled “Limitations on Frequent Purchases” beginning on page 21 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Limitations on Frequent Purchases. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund’s policy to discourage short-term trading. Frequent trading in the Fund, such as traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies may interfere with the management of the Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Fund does not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a predetermined period of time. If frequent trading trends are detected, an appropriate course of action may be taken. The Fund reserves the right to cancel, restrict or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

The investment in foreign securities, including ADRs, may make the Fund more susceptible to the risk of market timing activities because of price differentials between ADRs and their underlying foreign securities that may be reflected in the NAV of the Fund’s shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures that the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund’s shares. There is no assurance that fair valuation of securities will reduce or eliminate market timing.

The investment in securities of small capitalization or mid capitalization companies may make the Fund more susceptible to market timing, as shareholders may try to capitalize on the market volatility of such securities and the effect of the volatility on the value of Fund shares.

The Fund reserves the right to refuse any purchase requests, particularly those requests that could adversely affect the Fund or its operations.

3.	The section entitled “Redemption Fee” beginning on page 24 of the Prospectus is hereby deleted in its entirety.

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For more information, please contact a Fund customer service representative toll free at (844) 284-9829.

PLEASE RETAIN FOR FUTURE REFERENCE.